UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 28, 2005
                                                 -------------------------------

                          GS Mortgage Securities Corp.
   (as depositor under the Pooling and Servicing Agreement, dated as of April 1, 2005, relating to the First Franklin Home Loan Trust 2005-FF2, Mortgage
                         Pass-Through, Series 2005-FF2)
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             (Exact name of registrant as specified in its charter)

         Delaware                   333-120274-17               13-3387389
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 (State or other jurisdiction        (Commission              (IRS Employer
     of incorporation)               File Number)           Identification No.)

85 Broad Street, New York, New York                                10004
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(Address of principal executive offices)                         (Zip Code)

Registrant's telephone number, including area code (212) 902-1000
                                                   -----------------------------

                                 Not applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events
           ------------

      Item 8.01 of the Registrant's Current Report on Form 8-K, attaching the Pooling and Servicing Agreement (as defined below), filed on May 13, 2005 is hereby amended and restated in its entirety because Exhibit Q to the Pooling and Servicing Agreement, which is attached as an exhibit to the Registrant's Form 8-K, was not the correct version of such Exhibit.

      Attached as Exhibit 4 is the correct Pooling and Servicing Agreement (as defined below) for First Franklin Home Loan Trust 2005-FF2 Mortgage Pass-Through Certificates, Series 2005-FF2. On April 28, 2005, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2005 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans Servicing LP, as a servicer, National City Home Loan Services, Inc., as a servicer, and Deutsche Bank National Trust Company, as trustee, of First Franklin Home Loan Trust 2005-FF2, Mortgage Pass-Through Certificates, Series 2005-FF2 (the "Certificates"), issued in nineteen classes. The Class A-1, Class A-2A, Class A-2B, Class A-2C, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3, Class R-1, and Class R-2 Certificates, with an aggregate initial class principal balance of $1,679,709,000 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement, dated as of April 26, 2005, by and between the Company and the Underwriter.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

ITEM 9.01 Financial Statements and Exhibits.
          ----------------------------------

(c)   Exhibits

Exbihit 4         Pooling and Servicing Agreement, dated as of April 1, 2005, by and among the Company, as depositor, Countrywide Home Loans
                  Servicing LP, as a servicer, National City Home Loan Services,
                  Inc., as a servicer, and Deutsche Bank National Trust Company, as trustee.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GS MORTGAGE SECURITIES CORP.


June 1, 2005
------------

                                   By:   /s/ Michelle Gill
                                      ------------------------------------------
                                      Name:  Michelle Gill
                                      Title: Vice President

                                INDEX TO EXHIBITS

                                                                      Paper (P)
Item  601(a)  of                                                         or
Regulation   S-K                                                     Electronic
Exhibit No.             Description                                     (E)
-----------             -----------                                     ---

4                       Pooling and Servicing Agreement,  dated as       E
                        of  April  1,  2005,   by  and  among  the
                        Company,  as depositor,  Countrywide  Home
                        Loans   Servicing   LP,  as  a   servicer,
                        Countrywide  Home Loans Servicing LP, as a
                        servicer,    National   City   Home   Loan
                        Services,   Inc.,   as  a  servicer,   and
                        Deutsche Bank National Trust Company, as trustee.